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                                                                EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of Watson Pharmaceuticals, Inc. on Form S-8 (File #333-_____) of our report dated February 7, 1995, on our audit of the consolidated financial statements and financial statement schedule of Circa Pharmaceuticals, Inc. for the year ended December 31, 1994.

                                        COOPERS & LYBRAND L.L.P.

Melville, New York
April 3, 1997.